Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of November 1, 2011, is entered into by and among WELLS FARGO CAPITAL FINANCE, LLC, formerly known as Wells Fargo Foothill, LLC, in its capacity as agent for the Lenders and Bank Product Providers (in such capacity “Agent”), STREAM GLOBAL SERVICES, INC., a Delaware corporation (“Parent”), and each of Parent’s Subsidiaries signatory hereto (such Subsidiaries, together with Parent, each individually a “Loan Party,” and individually and collectively, jointly and severally, the “Loan Parties”). Terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement defined below.

RECITALS

A. The Lenders, Agent and the Borrowers (as defined therein) have previously entered into that certain Credit Agreement dated as of October 1, 2009 and amended by that certain First Amendment to Credit Agreement dated as of June 3, 2011 (as further amended, modified and supplemented from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain loans and financial accommodations available to the Borrowers.

B. The Loan Parties have requested that the Lenders modify certain provisions of the Credit Agreement and the other Loan Documents.

C. The Required Lenders are willing to provide the requested modifications on the terms and conditions set forth herein and the Required Lenders, Agent and the Loan Parties now wish to modify the Loan Documents on the terms and conditions set forth herein.

D. The Loan Parties are entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of the Lender Group’s rights or remedies as set forth in the Credit Agreement or any other Loan Document is being modified by the terms of this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Amendments to Credit Agreement.

(a) Section 6.9 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (d) thereof, (ii) replacing the period at the end of clause (e) thereof with the phrase “; and”, and (iii) inserting the following new clause (f):

“(f) Stream India may purchase, redeem or otherwise acquire or retire for value from Stream Mauritius for cash consideration any or all of the Stock of Stream India held by Stream Mauritius in one or more transactions to be concluded on or before April 30, 2012.”

(b) Section 6.10 of the Credit Agreement is hereby amended by inserting the following new sentence at the end of such Section:

“Notwithstanding the foregoing, Stream India may change its statutory fiscal year end from March 31 of any calendar year to December 31 of the immediately preceding calendar year.”

(c) Section 6.12 of the Credit Agreement is hereby amended by deleting clause (g) thereof in its entirety and substituting in lieu thereof the following:

“(g) transfer pricing arrangements among the Loan Parties and their Subsidiaries and/or Affiliates,”

(d) The definition of “Consolidated EBITDA” set forth on Schedule 1.1 to the Credit Agreement is hereby amended by (i) deleting the reference to “$20,000,000” set forth in clause (e)(iv) therein and replacing it with “$35,000,000”, (ii) deleting the reference to “$10,000,000” set forth in the proviso to clause (e)(iv) and replacing it with “$15,000,000, and (iii) inserting the following text at the end of such definition:

“Notwithstanding anything herein to the contrary, the amendment to this definition set forth in Section 1(d) of the Second Amendment shall be applicable for all reporting, reporting periods and financial covenant calculations required by this Agreement, including pursuant to Schedules 5.1 and 5.2, for the month beginning on September 1, 2011 and each month thereafter.”

(e) The definition of “Permitted Indebtedness” set forth on Schedule 1.1 to the Credit Agreement is hereby amended by (i) deleting the phrase “, and” at the end of clause (p) thereof, (ii) replacing the period at the end of clause (q) thereof with a comma, and (iii) inserting the following new clauses:

“(r) to the extent constituting Indebtedness, obligations arising in connection with any guaranty of performance pursuant to which (i) a Loan Party is the guarantor, surety or is otherwise obligated and (ii) a customer or a Person that, substantially concurrently with the provision of such guaranty of performance, will become a customer of one or more of the Loan Parties is the beneficiary and such guaranty is in support of services to be performed in the People’s Republic of China by one or more Chinese Entities; provided that (x) such guaranty does not guaranty any payment or other monetary obligations to any customer of any Chinese Entity performing such services and (y) if such Loan Party is required to perform services under any such guaranty, then all payments for the performance of such services shall be made directly to a Loan Party and not to the Chinese Entity or Chinese Entities performing such services, unless such payment is otherwise restricted by law, regulation, guideline or directive (whether or not having the force of law) of the People’s Republic of China (or any agency or instrumentality thereof), and

(s) Indebtedness owed to or for the account of the issuer of any standby letter of credit or bank guarantee issued pursuant to clause (o) of the definition of Permitted Investments in an aggregate face or principal amount, in each case measured on the date of issuance of such standby letter of credit or bank guarantee, not to exceed $300,000 (including, for the avoidance of doubt, and without duplication, Indebtedness consisting of obligations secured by Permitted Liens of the type described under clause (y) of the definition of Permitted Liens).”

(f) Clause (o) of the definition of “Permitted Investments” set forth on Schedule 1.1 to the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(o) Investments in the form of collateral consisting of cash or Cash Equivalents (or a combination thereof) deposited with HDFC Bank Ltd. (or an affiliate thereof) in support of the standby letter of credit or bank guarantee to be issued by HDFC Bank Ltd. (or an affiliate thereof) in connection with the application for and issuance and maintenance of a registration of a domestic call center and IT enabled services business license by the India Department of Telecommunications (or any successor or replacement agency or body),”

(g) The definition of “Permitted Liens” set forth on Schedule 1.1 to the Credit Agreement is hereby amended by (i) deleting the phrase “, and” at the end of clause (w) thereof, (ii) replacing the semi-colon at the end of clause (x) thereof with the phrase “, and”, and (iii) inserting the following new clause (y):

“(y) Liens on (A) cash and Cash Equivalents described in clause (o) of the definition of Permitted Investments; provided that (i) the aggregate amount or value, as applicable, thereof does not exceed $300,000 measured on the date any such Permitted Investment is made, and (ii) such cash or Cash Equivalents is utilized solely as collateral with respect to obligations arising under or in connection with the letter of credit or bank guarantee described in clause (o) of the definition of Permitted Investments, and (B) any Deposit Accounts or Securities Accounts in which any cash and/or Cash Equivalents described in clause (A) above are held or credited;”

(h) Schedule 1.1 of the Credit Agreement is hereby amended by adding, or amending, as applicable, the following defined terms in proper alphabetical order:

“Second Amendment” means that certain Second Amendment to Credit Agreement, dated as of November 1, 2011, by and among the Loan Parties, the Required Lenders party thereto and Agent.

“Stream India” means Stream International Services, Pvt. Ltd., a company organized under the laws of India.

“Stream Mauritius” means Stream Mauritius, Ltd., a company organized under the laws of Mauritius.”

(i) The definition of “Excluded Assets” set forth in Section 1(w) of the Security Agreement is hereby amended by (i) deleting the phrase “; and” after clause (ix) thereof, (ii) replacing the period at the end of clause (x) thereof with a semi-colon, and (iii) inserting the following new clause (xi):

“(xi) (A) cash and/or Cash Equivalents described in clause (o) of the definition of Permitted Investments in the Credit Agreement; provided that (i) the aggregate amount or value, as applicable, thereof does not exceed $300,000 measured on the date any such Permitted Investment is made, and (ii) such cash or Cash Equivalents is utilized solely as collateral with respect to obligations arising under or in connection with the letter of credit or bank guarantee described in clause (o) of the definition of Permitted Investments, and (B) any Deposit Accounts or Securities Accounts in which any cash and/or Cash Equivalents described in clause (A) above are held or credited;”

2. Limited Waiver. Subject to the prior satisfaction of each of the conditions precedent set forth in Section 4 below to the effectiveness of this Amendment, the Required Lenders hereby waive any failure to comply with Section 6.12 of the Credit Agreement or any other provision (including any representation or warranty) contained in any Loan Document resulting from any transfer pricing arrangements among any Loan Party and VIE. The waivers in the immediately preceding sentence will be limited precisely as written and will not be deemed (a) to be an amendment, consent or waiver of any other term or condition of the Credit Agreement or the other Loan Documents, (b) to prejudice any right or remedy which the Lender Group may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents (after giving effect to this Amendment), or (c) to be a consent to any future amendment, consent or waiver or departure from the terms and conditions of the Credit Agreement or the other Loan Documents.

3. Stream India Stock Transaction. Within 10 Business Days (or such longer time period as Agent agrees to in its Permitted Discretion) following any date on which a Loan Party transfers cash (including the proceeds of any Advances) to Stream India for Stream India’s ability to purchase, redeem or otherwise acquire or retire for value from Stream Mauritius for cash consideration any or all of the Stock of Stream India held by Stream Mauritius pursuant to Section 6.9(f) of the Credit Agreement, (a) the Loan Parties shall cause Stream Mauritius to transfer such cash consideration, directly or indirectly, to one or more Loan Parties, and (b) Borrower shall repay any Advances borrowed to the extent the proceeds thereof are used to finance any such repurchase, redemption, acquisition or retirement for value of Stock of Stream India (each, a “Stream India Stock Transaction”). The Loan Parties further agree to provide Agent with written notice of the commencement of a Stream India Stock Transaction within one Business Day following the transfer of cash to Stream India for the purpose of conducting such Stream India Stock Transaction.

4. Effectiveness of this Amendment. Agent must have received the following items, in form and content acceptable to Agent in its Permitted Discretion, before this Amendment is effective.

(a) Amendment. This Amendment, fully executed.

(b) Other Required Documentation. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded, as required by Agent in its Permitted Discretion.

Agent shall promptly notify Parent that this Amendment has become effective.

5. Representations and Warranties. Each Loan Party represents and warrants as follows:

(a) Authority. Each Loan Party has the requisite organizational power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Loan Documents (as modified hereby) to which it is a party. The execution, delivery and performance by each Loan Party of this Amendment have been duly approved by all necessary organizational action and no other organizational proceedings are necessary to consummate such transactions.

(b) Enforceability. This Amendment has been duly executed and delivered by the Loan Parties. This Amendment and each Loan Document (as modified hereby) is the legal, valid and binding obligation of the Loan Parties party thereto, enforceable against each Loan Party party thereto in accordance with its terms, except as enforceability may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally, and is in full force and effect.

(c) Representations and Warranties. After giving effect to the provisions of this Amendment, the representations and warranties of the Borrowers or their respective Subsidiaries contained in each Loan Document are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of this Amendment, as though made on and as of the date hereof (except to the extent that such representations and warranties relate solely to an earlier date).

(d) No Default. After giving effect to the provisions of this Amendment, no event has occurred and is continuing that constitutes a Default or an Event of Default.

6. Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal laws of the State of New York governing contracts only to be performed in that State.

7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile, pdf or other similar method of electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

8. Reference to and Effect on the Loan Documents.

(a) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.

(b) Except as specifically modified above, the Credit Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of the Loan Parties to the Lender Group and Bank Product Providers, except as enforceability may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

(c) Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lender Group under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(d) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement or any other Loan Document, after giving effect to this Amendment, such terms and conditions are hereby deemed amended accordingly to reflect the terms and conditions of the Credit Agreement and such other Loan Documents as modified hereby.

9. Ratification. The Loan Parties hereby ratify and reaffirm each and every term and condition set forth in the Credit Agreement and the Loan Documents, as modified hereby, effective as of the date hereof.

10. Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

11. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

12. Acknowledgment by Guarantors. In connection with this Amendment, each of the undersigned, being a Guarantor under its respective Guaranty, hereby acknowledges and agrees to this Amendment and confirms and agrees that its Guaranty is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of this Amendment, each reference in such Guaranty to the Credit Agreement, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified by this Amendment.

[signature pages follow]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

PARENT / U.S. BORROWER / GUARANTOR:

STREAM GLOBAL SERVICES, INC., a Delaware corporation

By:	/s/ Kathryn V. Marinello
Name:	Kathryn V. Marinello
Title:	Chief Executive Officer and President

(Second Amendment to Credit Agreement)

U.S. BORROWERS / GUARANTORS:

STREAM HOLDINGS CORPORATION, a Delaware corporation

By:	/s/ Kathryn V. Marinello
Name:	Kathryn V. Marinello
Title:	Chief Executive Officer and President

(Second Amendment to Credit Agreement)

STREAM INTERNATIONAL INC.,
a Delaware corporation

By:	/s/ Kathryn V. Marinello
Name:	Kathryn V. Marinello
Title:	Chief Executive Officer and President

(Second Amendment to Credit Agreement)

STREAM NEW YORK INC.,
a Delaware corporation

By:	/s/ Kathryn V. Marinello
Name:	Kathryn V. Marinello
Title:	Chief Executive Officer and President

(Second Amendment to Credit Agreement)

STREAM GLOBAL SERVICES-US, INC.,
a Delaware corporation

By:	/s/ Kathryn V. Marinello
Name:	Kathryn V. Marinello
Title:	Chief Executive Officer and President

(Second Amendment to Credit Agreement)

STREAM GLOBAL SERVICES-AZ, INC.,
an Arizona corporation

By:	/s/ Kathryn V. Marinello
Name:	Kathryn V. Marinello
Title:	Chief Executive Officer and President

(Second Amendment to Credit Agreement)

STREAM INTERNATIONAL EUROPE B.V.,
a besloten vennootschap met beperkte aansprakelijkheid organized under the laws of the Netherlands

By:	/s/ Kathryn V. Marinello
Name:	Kathryn V. Marinello
Title:	Director

(Second Amendment to Credit Agreement)

FOREIGN BORROWERS / GUARANTORS:

SGS NETHERLANDS INVESTMENT CORPORATION B.V., a besloten vennootschap met beperkte aansprakelijkheid organized under the laws of the Netherlands

By:	/s/ Kathryn V. Marinello
Name:	Kathryn V. Marinello
Title:	Director

By:	/s/ Leo S. Vannoni
Name:	Leo S. Vannoni
Title:	Director

(Second Amendment to Credit Agreement)

STREAM INTERNATIONAL SERVICE EUROPE B.V.,
a besloten vennootschap met beperkte aansprakelijkheid organized under the laws of the Netherlands

By:	/s/ Kathryn V. Marinello
Name:	Kathryn V. Marinello
Title:	Director

(Second Amendment to Credit Agreement)

STREAM INTERNATIONAL CANADA INC.,
an Ontario corporation

By:	/s/ Kathryn V. Marinello
Name:	Kathryn V. Marinello
Title:	Chief Executive Officer and President

(Second Amendment to Credit Agreement)

GUARANTORS:

STREAM INTERNATIONAL (N.I.) LIMITED, a Northern Ireland private limited company

By:	/s/ Kathryn V. Marinello
Name:	Kathryn V. Marinello
Title:	Director

(Second Amendment to Credit Agreement)

WELLS FARGO CAPITAL FINANCE, LLC,
a Delaware limited liability corporation, as Agent and on behalf of the Required Lenders at their request

By:	/s/ Jason Shanahan
Name:	Jason Shanahan
Title:	Vice President

(Second Amendment to Credit Agreement)